UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2015

ORBCOMM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of Principal Executive Offices) (Zip Code)

(703) 433-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on January 1, 2015, ORBCOMM, Inc. (the “Company”) completed its acquisition of SkyWave Mobile Communications Inc. (“SkyWave”), a leading global provider of satellite-based M2M solutions. In connection with the acquisition, the Company is providing (i) audited consolidated financial statements of SkyWave as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and (ii) unaudited pro forma combined financial information of the Company prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of SkyWave as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 of SkyWave, filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information of the Company, filed as Exhibit 99.2 to this Current Report on Form 8-K, is incorporated herein by reference:

(i)	Introductory note;

(ii)	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2014;

(iii)	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2014; and

(iv)	Notes to Unaudited Pro Forma Combined Financial Information.

(d) Exhibits.

23.1	Consent of Deloitte LLP, Independent Auditors to SkyWave.

99.1	Audited consolidated financial statements of SkyWave as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (in accordance with IFRS, as issued by the IASB).

99.2	Unaudited pro forma combined financial information of ORBCOMM Inc. (in U.S. GAAP).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM INC.

Date: April 1, 2015	By:	/s/ Robert G. Costantini
	Name:	Robert G. Costantini
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte LLP, Independent Auditors to SkyWave.

99.1	Audited consolidated financial statements of SkyWave as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (in accordance with IFRS, as issued by the IASB).

99.2	Unaudited pro forma combined financial information of ORBCOMM Inc. (in U.S. GAAP).

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